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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 29, 2001

                                 UDATE.COM, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            0-32497                                     33-0835561
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    (Commission File Number)               (I.R.S. Employer Identification No.)


NEW ENTERPRISE HOUSE,
ST. HELENS STREET, DERBY, ENGLAND                             DE1 3GY
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (877) 815-2955
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              (Registrant's Telephone Number, Including Area Code)

                                 ---------------

                                 NOT APPLICABLE

                                 ---------------

          (Former Name or Former Address, if Changed Since Last Report)





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            SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

         This Current Report on Form 8-K contains forward-looking statements which reflect the current judgment of uDate.com, Inc., a Delaware corporation (the "Registrant"), on certain issues, including the Registrant's use of the assets and businesses acquired by it in the Merger (as defined in this Current Report on Form 8-K). Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially include the ability of the Registrant to successfully integrate the businesses of Kiss.com, Inc., a Washington corporation ("Kiss.com"), with its businesses, the volatility of the Registrant's quarterly results, the impact of financial charges related to the business combination of Kiss.com and the Registrant, the intense competition the Registrant faces, and the other risks described in the Registrant's Transition Report on Form 10-KSB for the 10 month period ended December 31, 2000, on file with the Securities and Exchange Commission, which factors are incorporated herein by reference.

         References in this Current Report on Form 8-K and the exhibits hereto to www.udate.com, any variations of the foregoing, or any other uniform resource locator, or URL, are inactive textual references only. The information on the Registrant's website and any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On March 29, 2001, the Registrant completed its acquisition of Kiss.com, one of uDate's competitors, pursuant to an Agreement and Plan of Merger dated as of February 13, 2001 and amended as of February 23, 2001 (the "Merger Agreement") among the Registrant, uDate.com, Inc., a California corporation and the predecessor in interest to the Registrant, KCI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant (the "Acquisition Subsidiary"), Kiss.com and Lee Zehrer. At the effective time of the merger contemplated by the Merger Agreement (the "Effective Time"), Kiss.com merged with and into the Acquisition Subsidiary, whereupon Kiss.com became a wholly owned subsidiary of the Registrant (the "Merger").

         In connection with the Merger, the Registrant acquired all of the outstanding capital stock of Kiss.com for aggregate consideration with a value of approximately $19.1 million, consisting of 6,249,998 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), and notes with an aggregate principal amount of $5,000,000, in exchange for all of Kiss.com's issued and outstanding shares. Pursuant to the terms of the Merger Agreement, no fractional shares of the Registrant's Common Stock were issued in the Merger, and instead the Registrant paid cash to each holder of a fractional share of Common Stock equal to the closing price per share of the Common Stock on March 28, 2001, multiplied by the fraction of a share that such holder would otherwise be entitled to receive.

         In addition, certain former officers and employees of Kiss.com became entitled to receive options to purchase an aggregate of 1,480,000 shares of Common Stock and also to receive an aggregate of $125,000 in cash bonuses, upon becoming officers and employees of the Registrant.

         At the Effective Time, the Registrant elected Duane Dahl, the former chief executive officer of Kiss.com, and Mr. Zehrer, the former majority stockholder of Kiss.com, to the Registrant's board of directors.

         The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Registrant expects to treat the Merger as a purchase for

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accounting purposes. The Registrant used authorized but previously unissued shares of its Common Stock as consideration in the Merger.

         The terms of the Merger Agreement and the Merger were determined on the basis of "arm's-length" negotiations among the parties. Prior to the execution of the Merger Agreement, none of the Registrant, its affiliates, officers or directors or any associate of any such officer or director, had any material relationship with Kiss.com or any of Kiss.com's other stockholders.

         Prior to the Merger, Kiss.com was an internet picture personals service, with primary operations consisting of an Internet based website allowing registered members to post personal profiles and photographs which may be searched and browsed by other members who may then communicate with selected members (subject to payment of a subscription) using private email or third party instant messaging services. The Registrant currently intends to continue to use the tangible assets of Kiss.com in the same manner in which they were used by Kiss.com immediately prior to the Merger.

         The foregoing discussion of the Merger Agreement does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which was filed as Exhibits 2.03 and 2.04 to the Transition Report on Form 10-KSB and is incorporated herein by reference. The Registrant's press release dated April 3, 2001, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Businesses Acquired

         The Registrant has not included the financial statements of the business acquired, as described in Item 2 of this Current Report on Form 8-K, and will file such financial statements not later than 60 days after this Current Report on Form 8-K is due by an amendment hereto.

         (b)      Pro Forma Financial Information

         The Registrant has not included the pro forma financial information for the transaction described in Item 2 of this Current Report on Form 8-K and will file such pro forma financial information not later than 60 days after this Current Report on Form 8-K is due by an amendment hereto.

         (c)      Exhibits

         The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents incorporated by reference, are being filed as exhibits herewith. Documents incorporated by reference are not being filed herewith and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed as exhibits filed with the Securities and Exchange Commission. The Registrant's file number under the Exchange Act is 0-32497.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            UDATE.COM, INC.


Date:    April 6, 2001                      By:   /s/ Melvyn Morris
                                               ------------------------------
                                                  Melvyn Morris
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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   2.1         Agreement and Plan of Merger dated as of February 13,
               2001 among uDate.com, Inc., a California corporation and the predecessor in interest to uDate.com, Inc., a Delaware corporation (the "Registrant"), KCI
               Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant (the
               "Acquisition Subsidiary"), Kiss.com, Inc., a Delaware corporation, and Lee Zehrer (filed as Exhibit 2.03 to the Registrant's Transition Report on Form 10-KSB dated April 2, 2001 and incorporated herein by reference).

   2.2 Amendment Agreement and Consent dated February 23, 2001 among the Registrant, uDate.com, Inc., a California corporation and the predecessor in interest to the Registrant, KCI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant, Kiss.com, Inc., a Delaware corporation, and Lee Zehrer (filed as Exhibit 2.04 to the Registrant's Transition Report on Form 10-KSB dated April 2, 2001 and incorporated herein by reference).

   4.1 Specimen stock certificate representing common stock, $0.001 par value per share, of the Registrant (filed as Exhibit 4.01 to the Registrant's Transition Report on Form 10-KSB dated April 2, 2001 and incorporated herein by reference).

   4.2 Registration Rights Agreement dated March 28, 2001 between the Registrant, and the purchasers of common stock of the Registrant named on the signature pages thereto (filed as Exhibit 10.10 to the Registrant's Transition Report on Form 10-KSB dated April 2, 2001 and incorporated herein by reference).

  99.1         Press Release dated April 3, 2001.

  99.2 Executive Employment Agreement dated as of March 29, 2001 between the Registrant and Duane A. Dahl.

  99.3 Executive Employment Agreement dated as of March 29, 2001 between the Registrant and Greg Heuss.

  99.4 Consulting Agreement dated as of March 29, 2001 between the Registrant and Lee Zehrer.

  99.5 Promissory Note dated as of March 29, 2001 by the Registrant and Acquisition Subsidiary in favor of Lee Zehrer.


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